UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 31, 2009
TeleCommunication Systems, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:     410/263-7616
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 31, 2009, TeleCommunication Systems, Inc. (the “Company”), and its subsidiaries Longhorn Acquisition, LLC (“Longhorn”), Solvern Innovations, Inc. (“Solvern”), Quasar Acquisition, LLC (“Quasar”), and Networks in Motion, Inc. (“NIM”, and together with the Company, Longhorn, Solvern and Quasar, the “Borrowers”), entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank, as administrative agent and collateral agent (“SVB”), on behalf of several banks and other financial institutions that are parties to the Loan Agreement (the “Lenders”).
The Loan Agreement provides for a $40,000,000 term loan (the “Term Loan”) that replaces the Company’s existing $20,000,000 term loan with SVB. As of the date of this Current Report on Form 8-K (the “Form 8-K”), the Borrowers have borrowed $30,000,000 under the Term Loan. Approximately $18,404,000 of the borrowings under the Term Loan were used to pay off the Company’s existing indebtedness under its prior term loan along with SVB and approximately $1,044,000 were used to pay commitment fees and certain expenses incurred by the Borrowers related to the Loan Agreement. The Company expects to use the remaining borrowings of approximately $10,552,000 to finance ongoing working capital and for general corporate purposes. The remaining $10,000,000 available under the Term Loan (the “Second Draw”) shall be made available to the Borrowers in accordance with the terms of the Loan Agreement no later than September 30, 2010, subject to the reasonable determination by the Lenders that the Borrowers are in compliance with certain conditions precedent, including the Borrowers’ continued compliance with their representations, warranties and covenants in the Loan Agreement.
The Loan Agreement also provides for a $35,000,000 revolving line of credit (the “Line of Credit,”) that replaces the Company’s existing $30,000,000 line of credit with SVB. As of the date of this Form 8-K, there is no outstanding borrowing under the Line of Credit.
The Term Loan maturity date is June 30, 2014 and the Line of Credit maturity date is June 25, 2012.
Under the Loan Agreement, the Borrowers are jointly and severally obligated to repay all advances or credit extensions made pursuant to the Loan Agreement, regardless of which entity actually receives such advance or credit extension. The Loan Agreement is secured by substantially all of the Borrowers’ tangible and intangible assets as collateral.
The principal amount outstanding under the Line of Credit shall accrue interest at a floating per annum rate equal to the rate which is the greater of (i) 4% per annum, or (ii) SVB’s most recently announced “prime rate,” even if it is not SVB’s lowest prime rate, provided that in no event shall SVB’s “prime rate” be less than the “prime rate” published from time to time in the Wall Street Journal (the “Interest Rate”). The principal amount outstanding under the Line of Credit is payable either prior to or on the maturity date and interest on the Line of Credit is payable monthly. The principal amount outstanding under the Term Loan shall accrue interest at a floating per annum rate equal to one-half of one percentage point (0.50%) above the Interest Rate.
The principal amount outstanding under the Term Loan is payable in fifty-four (54) equal installments of principal of and accrued interest, commencing on January 29, 2010. The repayment of the Second Draw will be calculated based upon when, and if, the Borrowers utilize the Second Draw and shall be made in equal consecutive monthly installments of principal in an amount sufficient to fully amortize the principal balance of the Second Draw over the remaining months prior to the termination of the Term Loan plus monthly payments of accrued interest. The repayment of the Second Draw shall commence on the last business day of the first month immediately following the month in which the Second Draw is funded.
The Loan Agreement contains customary representations and warranties of the Borrowers and customary events of default. Availability under the Line of Credit and the Second Draw is subject to certain conditions, including the continued accuracy of the Borrowers’ representations, warranties and covenants.

The Loan Agreement also contains covenants that requires (i) no material impairment in the perfection or priority of the Lender’s lien in the collateral of the Loan Agreement, (ii) no material adverse change in the business, operations, or condition (financial or otherwise) of the Borrowers, or (iii) no material impairment of the prospect of repayment of any portion of the borrowings under the Loan Agreement.
The Loan Agreement also contains covenants requiring the Borrowers to maintain a minimum adjusted quick ratio and a fixed charge coverage ratio as well as other restrictive covenants including, among others, restrictions on the Borrowers’ ability to (i) dispose part of their business, property; (ii) change their business, liquidate or enter into certain extraordinary transactions; (iii) merge, consolidate or acquire stock or property of another entity; (iv) incur indebtedness, other that certain permitted indebtedness; (v) encumber their property; (vi) maintain certain accounts; (vii) pay or make dividends, other distributions or directly or indirectly make certain investments; (viii) enter into material transactions with an affiliate of the Borrowers; (ix) repay indebtedness, (x) amend the terms of subordinated debt; and (xi) permit any subsidiary to maintain assets above a certain amount.
The foregoing description of the Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement. You should read the entire Loan Agreement carefully as it is the legal document that governs the terms of the Term Loan and the Line of Credit.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information disclosed under Item 1.01 of this Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
10.1	Loan and Security Agreement dated as of December 31, 2009 by and among (a) Silicon Valley Bank, a California corporation, (b) the several banks and other financial institutions or entities from time to time parties to this Agreement, and (c) TeleCommunication Systems, Inc., a Maryland corporation, and its subsidiaries, Longhorn Acquisition LLC, a Maryland limited liability company, Solvern Innovations, Inc., a Maryland corporation, Quasar Acquisition, LLC, a Maryland limited liability company, and Networks in Motion, Inc., a Delaware corporation.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors and were derived utilizing numerous important assumptions that may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements. Statements preceded by, followed by, or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and are not historical facts. Factors and assumptions involved in the derivation of forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond our control. These factors and assumptions may have an impact on the continued accuracy of any forward-looking statements that we make. Statements in this Form 8-K that are forward-looking statement include, but are not limited to statements about the ability of the Company to use the Second Draw to finance ongoing working capital and for general corporate purposes.
Additional risks and uncertainties are described in the Company’s filings with the Securities and Exchange Commission (SEC). These include without limitation risks and uncertainties relating to the Company’s financial results and the ability of the Company to (i) reach and sustain profitability, (ii) continue to rely on its customers and other third parties to provide additional products and services that create a demand for its products and services, (iii) conduct its business in foreign countries, (iv) adapt and integrate new technologies into its products, (v) expand its sales and business offerings in the wireless communications industry, (vi) develop software and provide services without any errors or defects, (vii) have sufficient capital resources to fund its operations, (viii) protect its intellectual property rights, (ix) successfully integrate the assets and personnel obtained in its acquisitions and investments, (x) not incur substantial costs from product liability claims relating to its software, and (xi) implement its sales and marketing strategy. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.
January 7, 2010	By:	/s/ Bruce A. White
		Name:	Bruce A. White
		Title:	Secretary, Senior Vice President and General Counsel